AMENDED FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07732

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

     Mark R. Manley
AllianceBernstein L.P.
 1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 221-5672
Date of fiscal year end: March 31, 2006
Date of reporting period: March 31, 2006

Explanatory Note:

The Registrant is filing this Amendment to its Certified Shareholder Report on Form N-CSR filed with the Securities and Exchange Commission on June 9, 2006 to amend Item 1: “Reports to Stockholders” with respect to Alliance World Dollar Government Fund II’s annual report to stockholders. The purpose of the amendment is to correct the results of a $10,000 investment in the Fund between 3/31/96 and 3/31/06 as depicted on page 4 of the annual report in the chart titled, “Growth of a $10,000 Investment in the Fund,” which understated the Fund’s investment results. Other than the aforementioned revision, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures therein in any way.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Supplement dated August 17, 2006 to the Annual Report dated March 31, 2006 of Alliance World Dollar Government Fund II.

The following chart replaces the information on page 4 in the Annual Report under the heading “GROWTH OF A $10,000 INVESTMENT IN THE FUND”, which incorrectly understated the fund’s investment results.

GROWTH OF A $10,000 INVESTMENT IN THE FUND 3/31/96 TO 3/31/06

This chart illustrates the total value of an assumed $10,000 investment in Alliance World Dollar Government Fund II at net asset value (NAV) (from 3/31/96 to 3/31/06) as compared to the performance of the Fund’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

You should retain this Supplement with your Annual Report for future reference.

SUP-AWDGFII-0151-0806

ITEM 12.	EXHIBITS.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (2)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (a) (3)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Alliance World Dollar Government Fund II, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	August 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President
Date:	August 30, 2006
By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer
Date:	August 30, 2006

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